December 20, 2021

LEBENTHAL ULTRA SHORT TAX-FREE

INCOME FUND CLASS A SHARES (TICKER

SYMBOL: LEAAX)

CLASS I SHARES ( TICKER SYMBOL: LETAX)

Each a Series of Centaur Mutual Funds Trust

Supplement to the Prospectus and Statement of Additional

Information dated April 26, 2021, as Supplemented June 21,

2021, and October 6, 2021

This supplement updates certain information in the Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”) of the Lebenthal Ultra Short Tax-Free Income Fund (the “Fund”), a series of Centaur Mutual Funds Trust, to reflect a change in the portfolio management of the Fund. This supplement overrides all other supplements previously filed. For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit the Fund’s website at www.dcmmutualfunds.com or call the Fund toll free at 1-888-484-5766.

The following replaces, in its entirety, the paragraph entitled “Management” on page 20 of the Prospectus:

Management. DCM Advisors, LLC is the investment advisor for the Lebenthal Fund. Marc Rappaport (Chief Executive Officer at the Advisor), and Robert Morgan are co-portfolio managers for the Lebenthal Fund and as such are primarily responsible for the day-to-day management of the Lebenthal Fund’s portfolio. Mr. Rappaport has served in his capacity as a portfolio manager for the Lebenthal Fund since October 1, 2021. Mr. Morgan has served in his capacity as a portfolio manager for the Lebenthal Fund since December 17, 2021.

The following replaces, in its entirety, the second and third paragraph of the section entitled “PORTFOLIO MANAGEMENT” on page 37 of the Prospectus:

Robert Morgan is a co-portfolio manager of the Lebenthal Fund. Mr. Morgan is Director of Fixed Income of the Advisor. Mr. Morgan joined the Advisor in November of 2021. Prior to joining the Advisor, Mr. Morgan served as an individual account portfolio manager at Cerity Partners where he managed tax-exempt and taxable fixed income clients.

Marc Rappaport is a co-portfolio manager and Vice President of the Lebenthal Fund. Mr. Rappaport is the Chief Executive Officer of the Advisor. Mr. Rappaport has been the Chief Executive Officer of the Advisor since May of 2019. Mr. Rappaport has experience in and knowledge of the financial industry in his role as CEO of the Advisor and his prior work experience with Alpine Woods Capital Investors, Pioneer Investments, and Prudential Global Investment Management.

The Funds’ SAI provides additional information about Dr. Chopra, Mr. Morgan, and Mr. Rappaport’s, compensation, other accounts managed, and ownership of securities in the respective Fund.

In the section entitled “Investment Adviser” on page 45 of the Statement of Additional Information, the following replaces, in its entirety, the second paragraph:

The Advisor manages each Fund’s investments in accordance with the stated policies of the respective Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions and provides each Fund with the portfolio manager who is authorized by the Trustees to execute purchases and sales of securities. Dr. Vijay Chopra and Marc Rappaport are responsible for the day-to-day management of the DCM/INNOVA Fund’s portfolio. Robert J. Morgan and Marc Rappaport are responsible for the day-to-day management of the Lebenthal Fund’s portfolio.

In the section entitled “Portfolio Managers” beginning on page 47 of the Statement of Additional Information, the following replaces, in its entirety, the first paragraph of the subsection entitled “Compensation”.

Portfolio Managers

Compensation. Dr. Vijay Chopra is a Senior Portfolio Manager in the Global and International Equity Group at the Advisor. Dr. Chopra is paid a base salary and is eligible for a discretionary bonus based on, among other things, the performance of the Advisor and the various strategies that Dr. Chopra manages. Mr. Marc Rappaport is the Chief Executive Officer of the Advisor. Mr. Rappaport is paid a base salary and is eligible for a discretionary bonus based on, among other things, the performance of the Advisor and the various strategies that Mr. Rappaport manages. Mr. Robert J. Morgan is Director of Fixed Income of the Advisor. Mr. Morgan is paid a base salary and is eligible for a discretionary bonus based on, among other things, the performance of the Advisor and the various strategies that Mr. Morgan manages.

In the section entitled “Portfolio Managers” beginning on page 47 of the Statement of Additional Information, the following replaces, in its entirety, the second paragraph of that subsection entitled “Ownership of Fund Shares”.

Ownership of Fund Shares. The table below shows the amount of each Fund’s equity securities beneficially owned by Dr. Chopra and Mr. Rappaport as of October 31, 2020 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the DCM/INNOVA Fund	Dollar Range of Equity Securities in the Lebenthal Fund
Dr. Vijay Chopra	A	A
Mr. Marc Rappaport	F	G
Mr. Robert J. Morgan	A	A

In the section entitled “Portfolio Managers” beginning on page 47 of the Statement of Additional Information, the following replaces, in its entirety, the third paragraph of that subsection entitled “Portfolio Managers”.

Other Accounts. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of accounts, and total assets in, such other accounts as of October 31, 2020:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Dr. Vijay Chopra	1	$90,060,230.	0	$0	3	$33,034,980
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	0	$0	0	$0
Marc Rappaport	0	$0	0	$0	5	$909.339
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	0	$0	0	$0
Robert J. Morgan
Total Accounts and Assets where advisory fee is based upon account performance	0	$0	0	$0	39	$58,291,587

Investors Should Retain this Supplement for Future Reference.